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                                 EXHIBIT 99.16

                     CALCULATION OF PERFORMANCE INFORMATION


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                                SAFECO GNMA FUND

                      Calculation of Performance Quotations

The yield for the SAFECO GNMA Fund for the 30-day period ended September 30, 1995 is calculated as follows:

                     277,278 -   31,563    6
      Yield = 2[(-----------------------+1) -1] = 6.81%
                   4,644,297 x     9.45

Where:  $277,278   =   dividends and interest (as defined in the instructions
                       to Item 22(b)(ii) of Form N-1A) earned during the period.


         $31,563   =   expenses accrued during the period

       4,644,297   =   average daily number of shares outstanding during
                       the period

            9.45   =   offering price per share on September 30, 1995


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                                SAFECO GNMA FUND

                Calculation of Performance Quotations (continued)

The total return and average annual total return for the Fund for the one-year, five-year, and 98-month (since initial effective date of Registration Statement) periods ending September 30, 1995 are calculated as follows:

1-Year
------                                1
Total return = $10,000.00  (1 - .1149) = $1,149


                  1,114.90 -     1,000
Total return = (-----------------------) = 11.49%
                      1,000.00

                                   __________________________
Average annual total return = (1 \/      1,114.90 / 1,000.00  -1) = 11.49%

Where:               1  = number of years

             $1,114.90  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                -.1149  = the average annual total return


5-Year
------                                5
Total return = $10,000.00  (1 + .0797) = $14,675


                  1,467.54 -     1,000
Total return = (-----------------------) = 46.75%
                      1,000.00

                                   __________________________
Average annual total return = (5 \/      1,467.54 / 1,000.00  -1) = 7.97%

Where:               5  = number of years

             $1,467.54  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .0797  = the average annual total return

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                                SAFECO GNMA FUND

                Calculation of Performance Quotations (continued)


Since Inception (110 Months)
---------------------------      9.167
Total return =  $10,000.00 (1 + .0749)  = $19,395


                  1,939.50 -     1,000
Total return = (-----------------------) = 93.95%
                      1,000.00

                                       ______________________
Average annual total return = (9.167 \/  1,939.50 / 1,000.00  -1) = 7.49%

Where:           9.167  = number of years

             $1,939.50  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .0749  = the average annual total return

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                   SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

                      Calculation of Performance Quotations

The yield for the SAFECO Intermediate-Term U.S. Treasury Fund for the 30-day period ended September 30, 1995 is calculated as follows:

                      71,175 -   9,853    6
      Yield = 2[(----------------------+1) -1] = 5.41%
                   1,344,007 x   10.24

Where:   $71,175    =   dividends and interest (as defined in the instructions
                        to Item 22(b)(ii) of Form N-1A) earned during the period


          $9,853    =   expenses accrued during the period

       1,344,007    =   average daily number of shares outstanding during
                        the period

          $10.24    =   offering price per share on September 30, 1995

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                   SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

                Calculation of Performance Quotations (continued)

The total return and average annual total return for the Fund for the one-year, five-year, and 6 year (since initial effective date of Registration Statement) periods ending September 30, 1995 are calculated as follows:

1-Year
------                                 1
Total return =  $10,000.00  (1 - .1107) = $1,107


                  1,110.71 -     1,000
Total return = (-----------------------) = 11.07%
                      1,000.00

                                   __________________________
Average annual total return = (1 \/      1,110.71 / 1,000.00  -1) = 11.07%

Where:               1  = number of years

             $1,110.71  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

               - .1107  = the average annual total return


5-Year
------                                 5
Total return =  $10,000.00  (1 + .0811) = $14,770


                  1,477.04 -     1,000
Total return = (-----------------------) = 47.70%
                      1,000.00

                                   __________________________
Average annual total return = (5 \/      1,477.04 / 1,000.00  -1) = 8.11%

Where:               5  = number of years

             $1,477.04  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .0811  = the average annual total return

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                   SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

                Calculation of Performance Quotations (continued)


Since Inception (7 Years)
---------------------------           7
Total return =  $10,000.00  (1 + 0.0792)  = $17,045


                  1,704.50 -     1,000
Total return = (-----------------------) = 70.45%
                      1,000.00

                                       ______________________
Average annual total return = (7.000 \/  1,704.50 / 1,000.00  -1) = 7.92%

Where:               7  = number of years

             $1,704.50  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .0792  = the average annual total return

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                           SAFECO HIGH-YIELD BOND FUND

                Calculation of Performance Quotations (continued)

The total return and average annual total return for the Fund for the one-year, five-year, and 6 year (since initial effective date of Registration Statement) periods ending September 30, 1995 are calculated as follows:

1-Year
------                                 1
Total return =  $10,000.00  (1 + .1143) = $11,143


                  1,114.30 -     1,000
Total return = (-----------------------) = 11.43%
                      1,000.00

                                   __________________________
Average annual total return = (1 \/      1,114.30 / 1,000.00  -1) = 11.43%

Where:               1  = number of years

             $1,114.30  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .1143  = the average annual total return


5-Year
------                                 5
Total return =  $10,000.00  (1 + .1244) = $17,973


                  1,797.27 -     1,000
Total return = (-----------------------) = 79.73%
                      1,000.00

                                   __________________________
Average annual total return = (5 \/      1,797.27 / 1,000.00  -1) = 12.44%

Where:               5  = number of years

             $1,797.27  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .1244  = the average annual total return

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                           SAFECO HIGH-YIELD BOND FUND

                Calculation of Performance Quotations (continued)


Since Inception (7 Years)
---------------------------           7
Total return =  $10,000.00  (1 + .0901)  = $18,298


                  1,829.80 -     1,000
Total return = (-----------------------) = 82.98%
                      1,000.00

                                       ______________________
Average annual total return = (7.000 \/  1,829.80 / 1,000.00  -1) = 9.01%

Where:               7  = number of years

             $1,829.80  = ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             $1,000.00  = a hypothetical investment of $1,000

            $10,000.00  = a hypothetical investment of $10,000

                 .0901  = the average annual total return

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                           SAFECO HIGH-YIELD BOND FUND

                      Calculation of Performance Quotations

The yield for the SAFECO High-Yield Bond Fund for the 30-day period ended September 30, 1995 is calculated as follows:

                     321,494 -  27,212    6
      Yield = 2[(----------------------+1) -1] = 9.35%
                   4,442,637 x    8.68

Where:  $321,494   =   dividends and interest (as defined in the instructions
                       to Item 22(b)(ii) of Form N-1A) earned during the period


         $27,212   =   expenses accrued during the period

        4,442,637  =   average daily number of shares outstanding during
                       the period

            8.69   =   offering price per share on September 30, 1995